                 (This page has been left blank intentionally.)

                           WYNN'S INTERNATIONAL, INC.
                             LETTER OF TRANSMITTAL

                      TO ACCOMPANY SHARES OF COMMON STOCK
                 (INCLUDING THE ASSOCIATED JUNIOR PARTICIPATING
                        PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                           WYNN'S INTERNATIONAL, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 26, 1997

         THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
               AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY,
                 APRIL 22, 1997, UNLESS THE OFFER IS EXTENDED.

                TO: HARRIS TRUST COMPANY OF NEW YORK, DEPOSITARY

        BY HAND:             BY OVERNIGHT COURIER:            BY MAIL:
     Receive Window             77 Water Street             P.O. Box 1023
  77 Water Street--5th             4th Floor             Wall Street Station
          Floor            New York, New York 10005   New York, New York 10268
New York, New York 10005

      BY FACSIMILE:            TELEPHONE NUMBER:      TO CONFIRM BY TELEPHONE:
     (212) 701-7636             For Information            (212) 701-7624
     (212) 701-7640              Call Collect
                                (212) 701-7624

    YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                     DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTION 3)

       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON             CERTIFICATE(S) TENDERED
                       CERTIFICATE(S))                           (ATTACH ADDITIONAL LIST IF NECESSARY)

                                                                              TOTAL NUMBER
                                                                               OF SHARES
                                                                              REPRESENTED    NUMBER OF
                                                                CERTIFICATE        BY          SHARES
                                                                 NUMBER(S)*   CERTIFICATE(S)  TENDERED**
                                                                TOTAL SHARES

 * Need not be completed by stockholders tendering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY (A) IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED WITH IT, OR (B) IF A TENDER OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE DEPOSITORY TRUST COMPANY ("DTC") OR THE PHILADELPHIA DEPOSITORY TRUST COMPANY ("PDTC") (COLLECTIVELY, THE "BOOK-ENTRY TRANSFER FACILITIES") PURSUANT TO SECTION 3 OF THE OFFER TO PURCHASE, UNLESS AN AGENT'S MESSAGE (AS DEFINED IN THE OFFER TO PURCHASE) IS USED.

    STOCKHOLDERS WHOSE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR CERTIFICATES FOR SHARES AND ALL OTHER DOCUMENTS THIS LETTER OF TRANSMITTAL REQUIRES TO THE DEPOSITARY AT OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE), OR WHO ARE UNABLE TO COMPLY WITH THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS, MUST TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO THE COMPANY OR ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    A STOCKHOLDER WHO OWNED BENEFICIALLY AS OF THE CLOSE OF BUSINESS ON MARCH 24, 1997, AND WHO CONTINUES TO OWN BENEFICIALLY AS OF THE EXPIRATION DATE, AN AGGREGATE OF FEWER THAN 100 SHARES, AND WHO SATISFIES THE OTHER REQUIREMENTS SET FORTH IN INSTRUCTION 8, MAY HAVE ALL SUCH SHARES PURCHASED BEFORE PRORATION, IF ANY, OF THE PURCHASE OF OTHER SHARES PURSUANT TO THE OFFER.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:  ___________________________________________

     Check Box of Applicable Book-Entry Transfer Facility:

/ /  The Depository Trust Company

/ /  Philadelphia Depository Trust Company

     Account Number:  _________________________________________________________

     Transaction Code Number:  _________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Owner(s):  __________________________________________

     Date of Execution of Notice of Guaranteed Delivery:  ______________________

     Name of Institution that Guaranteed Delivery:  ____________________________

     If delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
     Facility:

/ /  The Depository Trust Company

/ /  Philadelphia Depository Trust Company

     Account Number:  __________________________________________________________

     Transaction Code Number:  _________________________________________________

TO HARRIS TRUST COMPANY OF NEW YORK:

    The undersigned hereby tenders to Wynn's International, Inc., a Delaware corporation (the "Company"), the above-described shares of the Company's Common Stock, $1.00 par value per share (the "Shares") (including the associated Junior Participating Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of March 3, 1989, as amended, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 26, 1997 (the "Offer to Purchase"), the receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the Rights are redeemed by the Company prior to the expiration of the Offer, a tender of Shares will also constitute a tender of the Rights. Unless the context requires otherwise, all references herein to the Shares include the Rights.

    Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints Harris Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

        (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

        (b) present certificates for such Shares for cancellation on the Company's books; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby covenants, represents and warrants to the Company that:

        (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

        (b) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) such tender of Shares complies with Rule 14e-4, and (iii) the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4;

        (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

        (e) the undersigned has read and agrees to all of the terms of the Offer.

    The names and addresses of the registered owners should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes in this Letter of Transmittal.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $25.00 nor less than $22.00 per Share) (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 1,100,000 Shares (or such lesser number of Shares as are properly tendered and not withdrawn at prices not greater than $25.00 nor less than $22.00 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered and not withdrawn at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price, Shares not purchased because of proration and Shares that were conditionally tendered and not accepted for purchase. The undersigned understands that no separate consideration will be paid for the Rights.

    The undersigned understands that a tendering stockholder may condition such stockholder's tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, as described in Section 3 of the Offer to Purchase. Such a conditional tender may be made by completing the box under the heading "Conditional Tender" below. If such box is not completed, the tender will be deemed unconditional.

    The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer, may postpone the acceptance for payment of or payment for Shares tendered, may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that the Offer is not conditioned upon any minimum number of Shares being tendered. The Offer is, however, subject to certain other conditions set forth in Section 6 of the Offer to Purchase. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of their registered owner if the Company purchases none of the Shares represented by such certificate.

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address of the stockholder(s) indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above).

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

    To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially as of the close of business on March 24, 1997, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

    The undersigned either (check one box):

    / / was the beneficial owner as of the close of business on March 24, 1997, and will continue to be the beneficial owner as of the Expiration
         Date, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

    / / is a broker, dealer, commercial bank, trust company or other nominee which:

         (a) is tendering, for the beneficial owners thereof, all Shares with respect to which it is the record owner, and

         (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on March 24, 1997, and will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

    In addition, the undersigned is tendering Shares either (check one box):

    / / at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal); or

    / / at the price per Share indicated below under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal.

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED.



                     PRICE (IN DOLLARS) PER SHARE AT WHICH
                           SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

           CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
            NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE "ODD LOTS"
                BOX ABOVE), THERE IS NO PROPER TENDER OF SHARES.

/ / $ 22.00     / / $ 22.75     / / $  23.50    / / $ 24.25     / / $ 25.00

/ / $ 22.25     / / $ 23.00     / / $  23.75    / / $ 24.50

/ / $ 22.50     / / $ 23.25     / / $  24.00    / / $ 24.75

           IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, USE A
            SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED.


    SPECIAL PAYMENT INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 6, 7 AND 9)              (SEE INSTRUCTIONS 1, 6, 7 AND 9)
To be completed ONLY if certificate(s) for    To be completed ONLY if certificate(s) for
Shares not tendered or not accepted for       Shares not tendered or not accepted for
payment and any check for the Purchase Price  payment and any check for the Purchase Price
of Shares purchased are to be issued in the   of Shares purchased, issued in the name of
name of and sent to someone other than the    the undersigned, are to be sent to someone
undersigned.                                  other than the undersigned, or to the
Issue certificate(s) and any check to:        undersigned at an address other than that
Name_____________________________________     shown above.
    _____________________________________     Mail certificate(s) and any check to:
    _____________________________________     Name _________________________________
                (Please Print)                     _________________________________
Print)___________________________________          _________________________________
Address__________________________________                 (Please Print)
_________________________________________     Address_______________________________
              (Include Zip Code)                     _______________________________
_________________________________________                (Include Zip Code)
  (Tax Identification or Social Security
  Number)
       (See Substitute Form W-9 contained
herein)

                               CONDITIONAL TENDER

     A tendering stockholder may condition such stockholder's tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly in
 Section 3 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult such stockholder's own tax advisor. UNLESS THIS BOX HAS BEEN COMPLETED AND A MINIMUM NUMBER OF SHARES TENDERED HEREBY IS SPECIFIED, THE TENDER WILL BE DEEMED UNCONDITIONAL.

     Minimum number of Shares that must be purchased, if any are purchased:

                              ____________ Shares

                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)
              (ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

 Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.

 Signature(s) of Owner(s) _____________________________________________________

                          _____________________________________________________

 Dated _________________________________, 1997

 Name(s) ______________________________________________________________________

         ______________________________________________________________________

                                 (Please Print)

 Capacity (full title) ________________________________________________________

 Address ______________________________________________________________________

         ______________________________________________________________________

                               (Include Zip Code)

 Area Code and Telephone Number _______________________________________________

 Taxpayer Identification or
 Social Security No. __________________________________________________________

                (Complete Substitute Form W-9 contained herein)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

 Authorized Signature _________________________________________________________

 Name _________________________________________________________________________

                                 (Please Print)

 Title ________________________________________________________________________

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________

         ______________________________________________________________________

                               (Include Zip Code)

 Area Code and Telephone Number _______________________________________________

 Dated _________________________________, 1997

                                  INSTRUCTIONS

                     FORMING PART OF THE TERMS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

         (a) this Letter of Transmittal is signed by the registered owner of the Shares exactly as the name of the registered owner appears on the certificate(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

         (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association Inc. (each such entity, an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, unless an Agent's Message is utilized. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile hereof, and any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary on or before the Expiration Date.

     Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary on or before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing (including the price at which the Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Depositary no later than 5:00 p.m., New York City time, on the third New York Stock Exchange, Inc. trading day after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be properly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     Except as specifically permitted by the conditional tender provision of the Offer (see Section 3 of the Offer to Purchase), the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of

 Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their tendered Shares.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule referenced in such box and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holders, unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder must check the box indicating the price per Share at which such stockholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" on this Letter of Transmittal, provided, however, that an Odd Lot Owner (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Company in accordance with the terms of the Offer. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES (OTHER THAN PURSUANT TO TENDERS BY ODD LOT HOLDERS AS PROVIDED HEREIN). A STOCKHOLDER WISHING TO TENDER PORTIONS OF SUCH STOCKHOLDER'S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH STOCKHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH STOCKHOLDER'S SHARES. THE SAME SHARES CANNOT BE TENDERED (UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE) AT MORE THAN ONE PRICE.

     6.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

         (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

         (b) If the Shares tendered hereby are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

         (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles hereof) as there are different registrations of certificates.

         (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificates listed and tendered hereby, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates, and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of its authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

         (a) payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

         (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered owner(s); or

         (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

 then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted. See Section 5 of the Offer to Purchase.

     8. ODD LOTS. As described in Sections 1 and 2 of the Offer to Purchase, if the Company is to purchase less than all Shares properly tendered and not withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on March 24, 1997, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who properly and unconditionally tenders all of such stockholder's Shares at or below the Purchase Price (including by not designating a purchase price as described in Instruction 5 above). Partial or conditional tenders will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for Shares not tendered or not purchased and/or checks for payment of the Purchase Price are to be issued in the name of a person other than the person signing the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address than that shown above in the box captioned "Description of Shares Tendered," the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may, based on the advice of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent (as those terms are defined in the Offer to Purchase) nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11.  QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL
 COPIES. Questions and request for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information

 Agent or the Dealer Manager at their respective addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     12. SUBSTITUTE FORM W-9. Each tendering stockholder that is not an exempt recipient (see "Important Tax Information" below) is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 (the "Form W-9") which is provided under "Important Tax Information" below, and, to certify whether such stockholder is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Form W-9. Failure to provide the information on the Form W-9 may subject the tendering stockholder to a 31% federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments until a TIN is provided to the Depositary.

     13. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust with respect to which (a) a court within the United States is able to exercise primary supervision over the administration of the trust, and (b) one or more United States fiduciaries have the authority to control all substantial decisions of the trust. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE IN CONNECTION WITH A BOOK-ENTRY DELIVERY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Form W-9 below. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) on the Certification box of Form W-9. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are considered "exempt recipients" and are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% (or 30% for foreign stockholders) of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

 PURPOSE OF FORM W-9

     To prevent backup withholding on payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

         (a) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or

         (b) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                PAYER'S NAME:  HARRIS TRUST COMPANY OF NEW YORK


        SUBSTITUTE           PART I--PLEASE PROVIDE YOUR TIN

         FORM W-9            SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER:
DEPARTMENT OF THE TREASURY          _____________________________________
 INTERNAL REVENUE SERVICE           (if awaiting TIN write "Applied For")

    PAYER'S REQUEST FOR      PART II--For payees exempt from backup withholding, see the
         TAXPAYER            enclosed Guidelines for Certification of Taxpayer
IDENTIFICATION NUMBER (TIN)  Identification Number on Substitute Form W-9 and complete as instructed therein.

               PART III--CERTIFICATION (PLEASE CERTIFY BY SIGNING AND DATING)

Under the penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or a
     Taxpayer Identification Number has not been issued to me) or either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service (IRS) or Social Security Administration office or
     (b) I intend to mail or deliver an application in the near future (I understand that if
     I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number);
     and

(2)  I am not subject to backup withholding either because I have not been notified by the
     IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

SIGNATURE _______________________  DATE________ , 1997

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                         (212) 269-5550 (Call Collect)
                           (800) 207-2014 (Toll-free)

                      THE DEALER MANAGER FOR THE OFFER IS:

                                LEHMAN BROTHERS

                             555 California Street
                        San Francisco, California 94104
                         (415) 274-5263 (Call Collect)